                                                                   Exhibit 99.10

                                                               Monthly Operating Report
---------------------------------------------
CASE  NAME: Flight One Logistics, Inc.                             ACCRUAL BASIS
---------------------------------------------
---------------------------------------------
CASE  NUMBER: 400-42069-BJH                                     02/13/95, RWD, 2/96
---------------------------------------------
---------------------------------------------
JUDGE:  Barbara J. Houser
---------------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT

                         MONTH  ENDING: JUNE 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.
RESPONSIBLE  PARTY:

/s/ Drew Keith                                                          Chief Financial Officer
-----------------------------------------------         ---------------------------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                     TITLE

Drew Keith                                                                      7/27/01
-----------------------------------------------         ---------------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                DATE

PREPARER:

/s/ Jessica L. Wilson                                                   Chief Accounting Officer
-----------------------------------------------         ---------------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                                TITLE

Jessica L. Wilson                                                                7/27/01
-----------------------------------------------         ---------------------------------------------------
PRINTED NAME OF PREPARER                                                           DATE

                                                                  Monthly Operating Report
-----------------------------------------------------
CASE  NAME: Flight One Logistics, Inc.                                ACCRUAL BASIS-1
-----------------------------------------------------
-----------------------------------------------------
CASE  NUMBER: 400-42069-BJH                                         02/13/95, RWD, 2/96
-----------------------------------------------------


COMPARATIVE BALANCE SHEET

                                                   SCHEDULE          MONTH               MONTH              MONTH
                                                              -------------------------------------------------------
ASSETS                                              AMOUNT         April 2001          May 2001           June 2001
---------------------------------------------------------------------------------------------------------------------
     1.  UNRESTRICTED  CASH                                           $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
     2.  RESTRICTED  CASH                                             $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
     3.  TOTAL  CASH                                   $     0        $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
     4.  ACCOUNTS  RECEIVABLE  (NET)                                  $  20,742            $  20,742        $  20,742
---------------------------------------------------------------------------------------------------------------------
     5.  INVENTORY                                                    $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
     6.  NOTES  RECEIVABLE                                            $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
     7.  PREPAID  EXPENSES                                            $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
     8.  OTHER  (ATTACH  LIST)                         $39,149        $     444            $     444        $     194
---------------------------------------------------------------------------------------------------------------------
     9.  TOTAL  CURRENT  ASSETS                        $39,149        $  21,186            $  21,186        $  20,936
---------------------------------------------------------------------------------------------------------------------
    10.  PROPERTY,  PLANT  &  EQUIPMENT                               $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    11.  LESS:  ACCUMULATED
         DEPRECIATION / DEPLETION                                     $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    12.  NET  PROPERTY,  PLANT  &
         EQUIPMENT                                     $     0        $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    13.  DUE FROM INSIDERS                                            $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    14.  OTHER  ASSETS  -  NET  OF
         AMORTIZATION  (ATTACH  LIST)                                 $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    15.  OTHER (ATTACH LIST)                                          $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    16.  TOTAL ASSETS                                  $39,149        $  21,186            $  21,186        $  20,936
---------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------
    17.  ACCOUNTS  PAYABLE                                            $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    18.  TAXES  PAYABLE                                               $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    19.  NOTES  PAYABLE                                               $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    20.  PROFESSIONAL  FEES                                           $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    21.  SECURED  DEBT                                                $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    22.  OTHER  (ATTACH  LIST)                                        $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    23.  TOTAL  POSTPETITION
         LIABILITIES                                                  $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------
    24.  SECURED  DEBT                                                $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    25.  PRIORITY  DEBT                                               $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    26.  UNSECURED  DEBT                                               ($16,740)            ($16,740)        ($16,740)
---------------------------------------------------------------------------------------------------------------------
    27.  OTHER (ATTACH LIST)                                          $       0            $       0        $       0
---------------------------------------------------------------------------------------------------------------------
    28.  TOTAL  PREPETITION  LIABILITIES               $     0         ($16,740)            ($16,740)        ($16,740)
---------------------------------------------------------------------------------------------------------------------
    29.  TOTAL LIABILITIES                             $     0         ($16,740)            ($16,740)        ($16,740)
---------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------
    30.  PREPETITION  OWNERS'  EQUITY                                 $  38,956            $  38,956        $  38,956
---------------------------------------------------------------------------------------------------------------------
    31.  POSTPETITION  CUMULATIVE
         PROFIT  OR  (LOSS)                                             ($1,030)             ($1,030)         ($1,280)
---------------------------------------------------------------------------------------------------------------------
    32.  DIRECT  CHARGES  TO  EQUITY
         (ATTACH  EXPLANATION)
---------------------------------------------------------------------------------------------------------------------
    33.  TOTAL  EQUITY                                 $     0        $  37,926            $  37,926        $  37,676
---------------------------------------------------------------------------------------------------------------------
    34.  TOTAL  LIABILITIES  &
         OWNERS'  EQUITY                               $     0        $  21,186            $  21,186        $  20,936
---------------------------------------------------------------------------------------------------------------------


                                                                          Monthly Operating Report
----------------------------------------
CASE  NAME: Flight One Logistics, Inc.                                         ACCRUAL BASIS-2
----------------------------------------
----------------------------------------
CASE  NUMBER: 400-42069-BJH                                                  02/13/95, RWD, 2/96
----------------------------------------

INCOME STATEMENT

                                                          MONTH             MONTH              MONTH              QUARTER
                                                     ----------------------------------------------------
REVENUES                                                April 2001         May 2001          June 2001             TOTAL
------------------------------------------------------------------------------------------------------------------------------
    1.  GROSS  REVENUES                                            $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
    2.  LESS:  RETURNS & DISCOUNTS                                 $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
    3.  NET  REVENUE                                               $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
------------------------------------------------------------------------------------------------------------------------------
    4.  MATERIAL                                                   $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
    5.  DIRECT  LABOR                                              $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
    6.  DIRECT  OVERHEAD                                           $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
    7.  TOTAL  COST  OF  GOODS  SOLD                               $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
    8.  GROSS  PROFIT                                              $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
    9.  OFFICER / INSIDER  COMPENSATION                            $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   10.  SELLING  &  MARKETING                                      $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                                   $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   12.  RENT  &  LEASE                                             $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                        $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   14.  TOTAL  OPERATING  EXPENSES                                 $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   15.  INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                           $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT.  LIST)                          $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT.  LIST)                         $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   18.  INTEREST  EXPENSE                                          $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                                   $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                               $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                        $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   22.  NET  OTHER INCOME & EXPENSES                               $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL  FEES                                         $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   24.  U.S.  TRUSTEE  FEES                                        $0                $0            $  250               $  250
------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                        $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  REORGANIZATION  EXPENSES                            $0                $0            $  250               $  250
------------------------------------------------------------------------------------------------------------------------------
   27.  INCOME  TAX                                                $0                $0            $    0               $    0
------------------------------------------------------------------------------------------------------------------------------
   28.  NET  PROFIT  (LOSS)                                        $0                $0             ($250)               ($250)
------------------------------------------------------------------------------------------------------------------------------


                                                             Monthly Operating Report
------------------------------------------
CASE  NAME: Flight One Logistics, Inc.                            ACCRUAL BASIS-3
------------------------------------------
------------------------------------------
CASE  NUMBER: 400-42069-BJH                                     02/13/95, RWD, 2/96
------------------------------------------
                                                              MONTH             MONTH             MONTH            QUARTER
CASH  RECEIPTS  AND                                      ------------------------------------------------------
DISBURSEMENTS                                                April 2001         May 2001          June 2001           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                                     $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                                     $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                                     $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION                                                    $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                                      $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)                              $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                                                $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                                           $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS                                  $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                                                 $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                                          $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                                                    $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                                              $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID                              $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                                       $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                                       $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                                       $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                                            $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                                               $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                                          $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                                                   $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                                         $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                                        $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                                     $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                                           $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS                                 $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                                              $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                                             $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                                           $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES                                 $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                                            $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                                                 $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                                             $0                 $0                $0                $0
---------------------------------------------------------------------------------------------------------------------------------

                                                                          Monthly Operating Report
-----------------------------------------------------
CASE  NAME: Flight One Logistics, Inc.                                         ACCRUAL BASIS-4
-----------------------------------------------------
-----------------------------------------------------
CASE  NUMBER: 400-42069-BJH     02/13/95, RWD, 2/96
-----------------------------------------------------

                                                       SCHEDULE       MONTH        MONTH      MONTH
                                                                -------------------------------------
ACCOUNTS  RECEIVABLE  AGING                             AMOUNT     April 2001    May 2001   June 2001
-----------------------------------------------------------------------------------------------------
1.       0-30                                                           $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
2.       31-60                                                          $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
3.       61-90                                                          $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
4.       91+                                                            $20,742    $20,742    $20,742
-----------------------------------------------------------------------------------------------------
5.       TOTAL  ACCOUNTS  RECEIVABLE                      $    0        $20,742    $20,742    $20,742
-----------------------------------------------------------------------------------------------------
6.       AMOUNT  CONSIDERED  UNCOLLECTIBLE                              $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
7.       ACCOUNTS  RECEIVABLE  (NET)                      $    0        $20,742    $20,742    $20,742
-----------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                            MONTH:  June 2001
                                                                               ----------------------

                                               0-30      31-60        61-90        91+
TAXES  PAYABLE                                 DAYS      DAYS         DAYS         DAYS       TOTAL
-----------------------------------------------------------------------------------------------------
1.       FEDERAL                               $   0      $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
2.       STATE                                 $   0      $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
3.       LOCAL                                 $   0      $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
4.       OTHER (ATTACH LIST)                   $   0      $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
5.       TOTAL  TAXES  PAYABLE                 $   0      $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
6.       ACCOUNTS  PAYABLE                     $   0      $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                          MONTH:  June 2001
                                                                               ----------------------
                                                      BEGINNING      AMOUNT                  ENDING
                                                         TAX      WITHHELD AND/   AMOUNT       TAX
FEDERAL                                               LIABILITY*   0R  ACCRUED     PAID     LIABILITY
-----------------------------------------------------------------------------------------------------
1.       WITHHOLDING**                                    $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
2.       FICA-EMPLOYEE**                                  $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
3.       FICA-EMPLOYER**                                  $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
4.       UNEMPLOYMENT                                     $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
5.       INCOME                                           $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
6.       OTHER (ATTACH LIST)                              $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
7.       TOTAL  FEDERAL  TAXES                            $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
-----------------------------------------------------------------------------------------------------
8.       WITHHOLDING                                      $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
9.       SALES                                            $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
10.      EXCISE                                           $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
11.      UNEMPLOYMENT                                     $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
12.      REAL  PROPERTY                                   $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
13.      PERSONAL  PROPERTY                               $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
14.      OTHER (ATTACH LIST)                              $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
15.      TOTAL  STATE  &  LOCAL                           $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------
16.      TOTAL  TAXES                                     $    0        $     0    $     0    $     0
-----------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                     Monthly Operating Report
-----------------------------------------------
CASE  NAME: Flight One Logistics, Inc.                                  ACCRUAL BASIS-5
-----------------------------------------------
-----------------------------------------------
CASE  NUMBER: 400-42069-BJH                                            02/13/95, RWD, 2/96
-----------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                             MONTH: June 2001
                                                   ---------------------------
BANK  RECONCILIATIONS
                                               Account #1  Account #2  Account #3
------------------------------------------------------------------------------------------
A.           BANK:                                N/A
------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                     N/A                               TOTAL
------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                     N/A
------------------------------------------------------------------------------------------
1.       BALANCE  PER  BANK  STATEMENT                 $0
------------------------------------------------------------------------------------------
2.       ADD:  TOTAL  DEPOSITS  NOT  CREDITED          $0
------------------------------------------------------------------------------------------
3.       SUBTRACT:  OUTSTANDING  CHECKS                $0
------------------------------------------------------------------------------------------
4.       OTHER  RECONCILING  ITEMS                     $0
------------------------------------------------------------------------------------------
5.       MONTH  END  BALANCE  PER  BOOKS               $0          $0          $0       $0
------------------------------------------------------------------------------------------
6.       NUMBER  OF  LAST  CHECK  WRITTEN
------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
---------------------------------------------

                                                DATE OF     TYPE OF     PURCHASE   CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                 PURCHASE   INSTRUMENT    PRICE      VALUE
------------------------------------------------------------------------------------------
7.       N/A
------------------------------------------------------------------------------------------
8.       N/A
------------------------------------------------------------------------------------------
9.       N/A
------------------------------------------------------------------------------------------
10.      N/A
------------------------------------------------------------------------------------------
11.      TOTAL  INVESTMENTS                                                    $0       $0
------------------------------------------------------------------------------------------

CASH
---------------------------------------------
12.      CURRENCY ON HAND                                                               $0
------------------------------------------------------------------------------------------
13.      TOTAL  CASH  -  END  OF MONTH                                                  $0
------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

CASE NAME: Flight One Logistics, Inc.             ACCRUAL BASIS-6

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

                                                        MONTH:     June 2001
                                                        ------------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


-------------------------------------------------------------------------------------
                                      INSIDERS
-------------------------------------------------------------------------------------
                                   TYPE OF              AMOUNT          TOTAL PAID
             NAME                  PAYMENT               PAID            TO DATE
-------------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                                 $0                $0
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
                               DATE OF COURT                                                                 TOTAL
                             ORDER AUTHORIZING         AMOUNT            AMOUNT         TOTAL PAID          INCURRED
     NAME                         PAYMENT             APPROVED            PAID            TO DATE          & UNPAID *
-------------------------------------------------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                            $0                $0                $0                $0
-------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULED             AMOUNTS
                                                                  MONTHLY               PAID                 TOTAL
                                                                 PAYMENTS              DURING               UNPAID
                     NAME OF CREDITOR                               DUE                 MONTH            POSTPETITION
-------------------------------------------------------------------------------------------------------------------------
1.    N/A
-------------------------------------------------------------------------------------------------------------------------
2.    N/A
-------------------------------------------------------------------------------------------------------------------------
3.    N/A
-------------------------------------------------------------------------------------------------------------------------
4.    N/A
-------------------------------------------------------------------------------------------------------------------------
5.    N/A
-------------------------------------------------------------------------------------------------------------------------
6.    TOTAL                                                                  $0                   $0                   $0
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Monthly Operating Report
     -----------------------------------------------------
     CASE  NAME: Flight One Logistics, Inc.                                     ACCRUAL BASIS-7
     -----------------------------------------------------
     -----------------------------------------------------
     CASE NUMBER:  400-42069-BJH                                                   02/13/95, RWD, 2/96
     -----------------------------------------------------
                                                                           MONTH:  June 2001
                                                                                   ----------------------------------------
     ------------------------------------
     QUESTIONNAIRE
     ------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------
                                                                                                              YES          NO
     ----------------------------------------------------------------------------------------------------------------------------
     1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
             THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                          X
     ----------------------------------------------------------------------------------------------------------------------------
     2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY
             ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                            X
     ----------------------------------------------------------------------------------------------------------------------------
     3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
             LOANS) DUE FROM RELATED PARTIES?                                                                              X
     ----------------------------------------------------------------------------------------------------------------------------
     4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
             THIS REPORTING PERIOD?                                                                                        X
     ----------------------------------------------------------------------------------------------------------------------------
     5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
             DEBTOR FROM ANY PARTY?                                                                                        X
     ----------------------------------------------------------------------------------------------------------------------------
     6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                  X
     ----------------------------------------------------------------------------------------------------------------------------
     7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
             PAST DUE?                                                                                                     X
     ----------------------------------------------------------------------------------------------------------------------------
     8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                              X
     ----------------------------------------------------------------------------------------------------------------------------
     9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                    X
     ----------------------------------------------------------------------------------------------------------------------------
     10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
             DELINQUENT?                                                                                                   X
     ----------------------------------------------------------------------------------------------------------------------------
     11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
             REPORTING PERIOD?                                                                                             X
     ----------------------------------------------------------------------------------------------------------------------------
     12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
     ----------------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
    EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------

    ------------------------------------
     INSURANCE                                                                                                YES          NO
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
    1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                      X
    -----------------------------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                        X
    -----------------------------------------------------------------------------------------------------------------------------
    3.      PLEASE ITEMIZE POLICIES BELOW.
    -----------------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
    CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
    BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
    This is a non-operating entity. There are no assets or employees with which to cover with insurance.
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
    -----------------------------------------------------------------------------------------------------------------------------
          TYPE OF                                                                                               PAYMENT AMOUNT
           POLICY                    CARRIER                      PERIOD COVERED                                 & FREQUENCY
    -----------------------------------------------------------------------------------------------------------------------------
        N/A
    -----------------------------------------------------------------------------------------------------------------------------
        N/A
    -----------------------------------------------------------------------------------------------------------------------------
        N/A
    -----------------------------------------------------------------------------------------------------------------------------
        N/A
    -----------------------------------------------------------------------------------------------------------------------------
        N/A
    -----------------------------------------------------------------------------------------------------------------------------
        N/A
    -----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

     -----------------------------------------------------------------
          CASE  NAME: Flight One Logistics, IncFinancial Printing                              FOOTNOTES SUPPLEMENT
     -----------------------------------------------------------------
     -----------------------------------------------------------------
          CASE  NUMBER: 400-42069-BJH                                                              ACCRUAL BASIS
     -----------------------------------------------------------------

                                                                            MONTH:                    June 2001
                                                                                        --------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

          ACCRUAL BASIS FORM
               NUMBER                   LINE NUMBER                             FOOTNOTE / EXPLANATION
     --------------------------------------------------------------------------------------------------------------------------
                 6                                             All Professional fees related to the Reorganization of the
     --------------------------------------------------------------------------------------------------------------------------
                                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
     --------------------------------------------------------------------------------------------------------------------------
                                                                 Company). Refer to Case # 400-42141
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------
                 General                                       This is a non-operating Company.
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------
                4                          6                   All assessments of uncollectible accounts  receivable are done
     --------------------------------------------------------------------------------------------------------------------------
                                                                 at Kitty Hawk, Inc. Refer to Case #400-42141. All reserves
     --------------------------------------------------------------------------------------------------------------------------
                                                                 are recorded at Inc. and pushed down to Inc.'s subsidiaries
     --------------------------------------------------------------------------------------------------------------------------
                                                                 as deemed necessary.
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------
                3                          28                  All payments are made by Kitty Hawk, Inc. (Case #400-42141)
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------


     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                                     June 2001


8.   OTHER (ATTACH LIST)                           $          194  Reported
                                                   --------------
         Intercompany Receivables                             194  Detail
                                                   --------------
                                                                -  Difference